Exhibit 99.11a

                                                                 EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of May 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Morgan Stanley Credit Corporation as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-8AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                    RECITALS

      WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Second Amended And Restated Master Mortgage Loan Purchase Agreement, dated as of February 1, 2004 (as amended or modified to the date hereof, the "Initial Purchase Agreement"), and (b) a Third Amended And Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (as amended or modified to the date hereof, the "Purchase Agreement") and (c) a certain Amended and Restated Master Servicing Agreement, dated as of February 1, 2004 (as amended or modified to the date hereof, the "Servicing Agreement" and, together with the Initial Purchase Agreement and the Purchase Agreement, the "Agreements"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreements and the Servicer has agreed to service such Mortgage Loans;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreements and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption

      (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

            MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreements which are not the Specified Mortgage Loans.

      (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, and the Trustee,

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on behalf of the Trust, hereby accepts such assignment from the Depositor (the
"Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

      (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2.    Recognition of Trustee

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreements. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 16 of the Purchase Agreement and Section 12.02 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreements with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator, and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and
(v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

      3.    Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreements or this Assignment.

      (b) Each of the Depositor, MSMCI, Master Servicer and Seller represents and warrants that it is duly and legally authorized to enter into this Assignment.


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

      (c) Each of the Depositor, MSMCI, Servicer and Seller represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Section 5 of the Purchase Agreement and Section 3.01 of the Servicing Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreements, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      4. The Servicer will service the Mortgage Loans in accordance with the terms and conditions of the Servicing Agreement and this Assignment. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

                  Wells Fargo Bank, National Association
                  ABA Number: 121-000-248
                  Account Name: Corporate Trust Clearing
                  Account number: 3970771416
                  For further credit to: 50922500, MSM 2006-8AR

      The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Client Manager, MSM 2006-8AR
                  Office Number:  (410) 884-2000
                  Telecopier: (410) 715-2380

      For the avoidance of doubt, the parties to this Assignment hereby acknowledge that the Master Servicer shall have no obligation for enforcing or overseeing the Servicer's activities pursuant to Article V of the Servicing Agreement.

      5.    Amendments to the Servicing Agreement

      The parties to this Assignment hereby agree to amend the Servicing Agreement as follows:


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

            (a) The definition of "Permitted Investments" is hereby amended and restated in its entirety as follows:

            "(i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the certificates issued pursuant to the Pooling and Servicing Agreement (the "Certificates") by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

            (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

            (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

            (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;


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

            (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

            (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

            (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

      provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended."

            (b) The definition of "Principal Prepayment" is hereby added to
            Section 1.01 of the Servicing Agreement:

      "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty, if applicable, or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment."

            (c) The definition of "Servicing Fee Rate" in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

      "Servicing Fee Rate": With respect to the fixed rate Mortgage Loans, 0.25% per annum."

            (d) For the avoidance of doubt, Section 4.05(ii) allows the Servicer to use Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income to reimburse itself for unreimbursed Monthly Advances, subject to the other limitations contained in such Section 4.05(ii).

            (e) For the avoidance of doubt, Section 4.05(iii) allows the Servicer to use funds from the Custodial Account to reimburse itself for unreimbursed Servicing Advances, subject to the other limitations contained in such Section 4.05(iii).

            (f) The first paragraph of Section 4.13 of the Servicing Agreement is hereby amended and restated in its entirety as follows:


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

      "With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Owner, or its designee. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. With respect to any REO Property, the Servicer shall take title as "LaSalle Bank National Association, as Trustee, under the Pooling and Servicing Agreement dated May 1, 2006. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer, manage, protect, conserve and operate such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation, management and operation and protection of the interests of the Owner, or its designee, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owner, or its designee, for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Owner, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Owner, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Owner, or its designee, for filing.

      In the event that the Owner, or its designee, acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Owner, or its designee. In that event, the Owner, or its designee, shall have been supplied with an Opinion of Counsel to the effect that the holding by the Owner, or its designee, of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time, the Owner, or its designee, may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Owner, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Owner, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Owner, or its designee, with respect to the imposition of any such taxes."

            (g) The second sentence of the third paragraph of Section 6.01 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "Such interest shall be paid by Servicer to Owner on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

            (h) The first paragraph of Section 6.02 of the Servicing Agreement is hereby amended and restated in its entirety as follows:


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

      "Statements to the Owner. Not later than the 10th calendar day of each month (or, if such 10th day is not a Business Day, the following Business Day), the Servicer shall forward to the Master Servicer in hard copy and electronic format a statement setting forth (a) the amount of the distribution made on such Remittance Date which is allocable to principal and allocable to interest;
(b) the amount of servicing compensation received by the Servicer during the prior calendar month; (c) the aggregate Stated Principal Balance and the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the preceding month; and (d) the paid through date for each Mortgage Loan. Such statement shall also include mortgage loan level data as agreed upon by the Servicer and the Master Servicer and, for Mortgage Loans having been foreclosed and liquidated, the monthly reports substantially in the form of Exhibit C, as applicable, attached hereto."

            (i) Sections 7.04, 7.05 and 7.07 of the Servicing Agreement are hereby deleted.

            (j) The word "or" is added at the end of Sections 10.01(vi) and 10.01(vii) and the following paragraph is hereby incorporated into the Servicing Agreement as new Section 10.01(viii):

      "(f) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 7.04 and 7.05 of the Purchase Agreement which failure continues unremedied for a period of fourteen (14) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

            (k) Section 11.01 of the Servicing Agreement is hereby amended and restated in its entirety:

      "Termination. The respective obligations and responsibilities of Servicer shall terminate upon: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder,
(ii) mutual consent of Servicer and Owner in writing or (iii) a resignation permitted by Section 9.04 hereof.

            (l) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 12.15:

      "Third Party Beneficiary. For purposes of this Agreement and the Purchase Agreement, including but not limited to Section 7.05 of the Purchase Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement and the Purchase Agreement, entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement and the Purchase Agreement."

            (m) Exhibit C to the Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit C attached to this Assignment as Exhibit II.

      6.    Amendments to the Purchase Agreement

      The parties to this Assignment hereby agree to amend the Purchase Agreement as follows:

            (a) The first sentence of Section 7.03(c) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

      "If so requested by the Purchaser, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for


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

purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB.

            (b) Section 7.03(d) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

      "For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

            (c) Section 7.03 (e) (ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

      "which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser, and any Master Servicer at least fifteen (15) calendar days prior to the effective date of such succession or appointment,"

            (d) Section 7.03 (f) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                  (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                  (ii) material breaches of pool asset representations or
            warranties or transaction covenants (Item 1121(a)(12) of Regulation
            AB); and

                  (iii) information regarding new asset-backed securities
            issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

            (e) The following is inserted as 7.03 (g) of the Purchase
            Agreement:


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

"The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor."

            (f) Section 7.04 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

In the event that the Servicer fails to timely comply with this Section 7.04, the Depositor shall use its commercially reasonable efforts to obtain written statements or assurances from the Commission, that such failure to provide the required statement of compliance on a timely basis, and a one time additional failure by the Servicer to comply with this Section 7.04, will not result in any adverse effect on the Depositor or its affiliates with respect to any Shelf Registration on Form S-3 of the Depositor or any of its affiliates. Any costs or expenses incurred by the Depositor or the Master Servicer in obtaining such statement or assurances from the Commission shall be reimbursed to the Depositor or the Master Servicer by the Servicer. In the event that the Depositor is unable to receive any such assurances from the Commission after the use of such commercially reasonable efforts of the related year, such failure by the Servicer to comply with this Section 7.04 shall be deemed an Event of Default, automatically at such time, without notice and without any cure period, and Depositor may, in addition to whatever rights the Depositor may have under Section 8 of the Purchase Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same, as provided in Section 11 of the Purchase Agreement. Such termination shall be considered with cause pursuant to Section 11.01 of the Purchase Agreement. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary."

            (g) Section 7.05(a)(i) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"deliver to the Purchaser and any Master Servicer a report (in form and substance reasonably satisfactory to the Purchaser and such Master Servicer) regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and signed by an authorized officer of the Seller, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 12 hereto delivered to the Purchaser concurrently with the execution of this Agreement;"

            (h) Section 7.05(a)(ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"deliver to the Purchaser and such Master Servicer a report of a registered public accounting firm reasonably acceptable to the Purchaser and any Master Servicer that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;"

            (i) Section 7.05(a)(iii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Subsection 7.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Master Servicer an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and"

            (j) Section 7.05(a)(iv) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"deliver, and cause each Subservicer and Subcontractor described in clause
(iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as Exhibit 11. In addition to providing the Sarbanes Certification, the Servicer shall also cooperate with the Depositor and provide such additional information as the Depositor may reasonably request with respect thereto."

            (k) The first sentence of Section 7.06(a) is amended to add the Master Servicer as a party that the Seller need not seek consent from for the utilization of any Subservicer. The third sentence of
            Section 7.06(a) is amended to require the Company to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Purchase Agreement: Section 7.02, Section 7.03(c),
            (e), (f) and (g), Section 7.04, Section 7.05, Section 7.06(a) and
            Section 7.07.

            (l) The first paragraph of Section 7.06(b) is hereby amended and restated in its entirety as follows:

"It shall not be necessary for the Seller to seek the consent of the Purchaser or any Master Servicer to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Purchaser and any Master Servicer a written description (in form and substance satisfactory to the Purchaser and such Master Servicer) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.""

            (m) The last sentence of the second paragraph of Section 7.06(b) is amended to require the Company to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under Section 7.05.

            (n) Section 7.07(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person, including but not limited to, any Master Servicer, responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (o) Section 7.07(a)(ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

"(ii) any breach by the Company under this Section 7, including particularly any failure by the Company, any Subservicer, any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required, under this Section 7, including any failure by the Company to identify pursuant to Section 7.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

            (p) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 7.07(b)(i) of the Purchase Agreement:

"(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

            (q) The following is added as Section 7.07(c) of the Purchase
            Agreement:

"(c) If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

      This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

            (r) Exhibit 11 to the Purchase Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 11 attached to this Assignment as Exhibit C-1.

            (s) Exhibit 12 to the Purchase Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 12 attached to this Assignment as Exhibit A-1.

            (t) Written notice provided in compliance with Sections 7.03(d),
            (e) or (f) of the Purchase Agreement shall be substantially in the form of Exhibit B-1 to this Agreement.

      7.    Indemnification

      The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

      8.    Continuing Effect

      Except as contemplated hereby, the Agreements shall remain in full force and effect in accordance with its terms.

      9.    Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      10.   Notices

      Any notices or other communications permitted or required under the Agreements to be made to the Depositor, MSMCI, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the related Agreement and shall be sent as follows:

      In the case of MSMCI:

                  Morgan Stanley Mortgage Capital Inc.
                  1221 Avenue of the Americas
                  New York, New York 10020
                  Attention: Morgan Stanley Mortgage Loan Trust 2006-8AR

      With a copy to:

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York 10036
                  Attention: General Counsel's Office

      In the case of the Depositor:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-8AR

      In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-8AR

      In the case of the Seller and the Servicer:

                  Morgan Stanley Credit Corporation
                  2500 Lake Cook Road
                  Riverwoods, Illinois  60015
                  Attention:  Law Division, Secondary Marketing

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the related Agreement.

      11.   Ratification

      Except as modified and expressly amended by this Assignment, the Agreements are in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      12.   Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      13.   Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreements.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                         MORGAN STANLEY MORTGAGE CAPITAL INC.


                                         By:   /s/  Valerie Kay
                                             -----------------------------------
                                             Name:  Valerie Kay
                                             Title: V.P.

                                         MORGAN STANLEY CAPITAL I INC.


                                         By:   /s/  Valerie Kay
                                             -----------------------------------
                                             Name:  Valerie Kay
                                             Title: V.P.

                                         MORGAN STANLEY CREDIT CORPORATION


                                         By:   /s/  David L. Bianucci
                                             -----------------------------------
                                             Name:  David L. Bianucci
                                             Title: Sr. V.P.


Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer

By:   /s/  Patricia Russo
    -----------------------------------
    Name:  Patricia Russo
    Title: VP

LASALLE BANK NATIONAL ASSOCIATION,
 as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-8AR

By:   /s/  Susan L. Feld
    -----------------------------------
    Name:  Susan L. Feld
    Title: Asst. V.P.

                                   EXHIBIT I

                             Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting

-------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                       Description                             Decimal    Format Comment
-------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer.  This
                                 may be different than the LOAN_NBR
-------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                         A unique identifier assigned to each loan by the originator.
-------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                       Servicer Client Number
-------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME              First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME               Last name of the borrower.
-------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                     Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                       The state where the  property located.
-------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                         Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due to the                     MM/DD/YYYY
                                 servicer at the end of processing cycle, as reported
                                 by Servicer.
-------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR              The case number assigned by the court to the bankruptcy
                                 filing.
-------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                 by the courts
-------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                 Dismissal, Discharged and/or a Motion For Relief Was
                                 Granted.
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan Such As;
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                 To End/Close
-------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                                 instructions to begin foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                 Action
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure sale.            2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE              The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the                         MM/DD/YYYY
                                 property from the borrower.
-------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                       The price at which an REO property is marketed.                    2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                        The date an REO property is listed at a particular price.                  MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                        The dollar value of an offer for an REO property.                  2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                  The date an offer is received by DA Admin or by the                        MM/DD/YYYY
                                 Servicer.
-------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                    Classification of how the property is occupied.
-------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE              A code that indicates the condition of the property.
-------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE             The date a  property inspection is performed.                              MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                   The date the appraisal was done.                                           MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                    The current "as is" value of the property based on                 2
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                 brokers price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                The amount the property would be worth if repairs are              2
                                 completed pursuant to a broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------------
If applicable:
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE               The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                 Insurance Company.
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                                   No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company                  2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                 Insurer
-------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company                     2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                                   2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                                    2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                                   2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                                    2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                            2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

      o     ASUM- Approved Assumption
      o     BAP- Borrower Assistance Program
      o     CO- Charge Off
      o     DIL- Deed-in-Lieu
      o     FFA- Formal Forbearance Agreement
      o     MOD- Loan Modification
      o     PRE- Pre-Sale
      o     SS- Short Sale
      o     MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

      o     Mortgagor
      o     Tenant
      o     Unknown
      o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

      o     Damaged
      o     Excellent
      o     Fair
      o     Gone
      o     Good
      o     Poor
      o     Special Hazard
      o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

         ---------------------------------------------------------------------
         Delinquency Code         Delinquency Description
         ---------------------------------------------------------------------
         001                      FNMA-Death of principal mortgagor
         ---------------------------------------------------------------------
         002                      FNMA-Illness of principal mortgagor
         ---------------------------------------------------------------------
         003                      FNMA-Illness of mortgagor's family member
         ---------------------------------------------------------------------
         004                      FNMA-Death of mortgagor's family member
         ---------------------------------------------------------------------
         005                      FNMA-Marital difficulties
         ---------------------------------------------------------------------
         006                      FNMA-Curtailment of income
         ---------------------------------------------------------------------
         007                      FNMA-Excessive Obligation
         ---------------------------------------------------------------------
         008                      FNMA-Abandonment of property
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
         009                      FNMA-Distant employee transfer
         ---------------------------------------------------------------------
         011                      FNMA-Property problem
         ---------------------------------------------------------------------
         012                      FNMA-Inability to sell property
         ---------------------------------------------------------------------
         013                      FNMA-Inability to rent property
         ---------------------------------------------------------------------
         014                      FNMA-Military Service
         ---------------------------------------------------------------------
         015                      FNMA-Other
         ---------------------------------------------------------------------
         016                      FNMA-Unemployment
         ---------------------------------------------------------------------
         017                      FNMA-Business failure
         ---------------------------------------------------------------------
         019                      FNMA-Casualty loss
         ---------------------------------------------------------------------
         022                      FNMA-Energy environment costs
         ---------------------------------------------------------------------
         023                      FNMA-Servicing problems
         ---------------------------------------------------------------------
         026                      FNMA-Payment adjustment
         ---------------------------------------------------------------------
         027                      FNMA-Payment dispute
         ---------------------------------------------------------------------
         029                      FNMA-Transfer of ownership pending
         ---------------------------------------------------------------------
         030                      FNMA-Fraud
         ---------------------------------------------------------------------
         031                      FNMA-Unable to contact borrower
         ---------------------------------------------------------------------
         INC                      FNMA-Incarceration
         ---------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

         ---------------------------------------------------------------------
               Status Code        Status Description
         ---------------------------------------------------------------------
                   09             Forbearance
         ---------------------------------------------------------------------
                   17             Pre-foreclosure Sale Closing Plan Accepted
         ---------------------------------------------------------------------
                   24             Government Seizure
         ---------------------------------------------------------------------
                   26             Refinance
         ---------------------------------------------------------------------
                   27             Assumption
         ---------------------------------------------------------------------
                   28             Modification
         ---------------------------------------------------------------------
                   29             Charge-Off
         ---------------------------------------------------------------------
                   30             Third Party Sale
         ---------------------------------------------------------------------
                   31             Probate
         ---------------------------------------------------------------------
                   32             Military Indulgence
         ---------------------------------------------------------------------
                   43             Foreclosure Started
         ---------------------------------------------------------------------
                   44             Deed-in-Lieu Started
         ---------------------------------------------------------------------
                   49             Assignment Completed
         ---------------------------------------------------------------------
                   61             Second Lien Considerations
         ---------------------------------------------------------------------
                   62             Veteran's Affairs-No Bid
         ---------------------------------------------------------------------
                   63             Veteran's Affairs-Refund
         ---------------------------------------------------------------------
                   64             Veteran's Affairs-Buydown
         ---------------------------------------------------------------------
                   65             Chapter 7 Bankruptcy
         ---------------------------------------------------------------------
                   66             Chapter 11 Bankruptcy
         ---------------------------------------------------------------------
                   67             Chapter 13 Bankruptcy
         ---------------------------------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing

-----------------------------------------------------------------------------------------------------------------------------------
Column Name                                 Description                       Decimal      Format Comment                   Max
                                                                                                                            Size
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                            A value assigned by the                        Text up to 10 digits                 20
                                            Servicer to define a group of
                                            loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                                    A unique identifier assigned to                Text up to 10 digits                 10
                                            each loan by the investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                           A unique number assigned to a                  Text up to 10 digits                 10
                                            loan by the Servicer.  This may
                                            be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                               The borrower name as received                  Maximum length of 30 (Last,          30
                                            in the file.  It is not                        First)
                                            separated by first and last
                                            name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                               Scheduled monthly principal and        2       No commas(,) or dollar signs         11
                                            scheduled interest payment that                ($)
                                            a borrower is expected to pay,
                                            P&I constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                               The loan interest rate as              4       Max length of 6                       6
                                            reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                                The loan gross interest rate           4       Max length of 6                       6
                                            less the service fee rate as
                                            reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                               The servicer's fee rate for a          4       Max length of 6                       6
                                            loan as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                                The servicer's fee amount for a        2       No commas(,) or dollar signs         11
                                            loan as reported by the                        ($)
                                            Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                                 The new loan payment amount as         2       No commas(,) or dollar signs         11
                                            reported by the Servicer.                      ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                               The new loan rate as reported          4       Max length of 6                       6
                                            by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                              The index the Servicer is using        4       Max length of 6                       6
                                            to calculate a forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                           The borrower's actual principal        2       No commas(,) or dollar signs         11
                                            balance at the beginning of the                ($)
                                            processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------


ACTL_END_PRIN_BAL                           The borrower's actual principal        2       No commas(,) or dollar signs         11
                                            balance at the end of the                      ($)
                                            processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                      The date at the end of                         MM/DD/YYYY                           10
                                            processing cycle that the
                                            borrower's next payment is due
                                            to the Servicer, as reported by
                                            Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                             The first curtailment amount to        2       No commas(,) or dollar signs         11
                                            be applied.                                    ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                            The curtailment date associated                MM/DD/YYYY                           10
                                            with the first curtailment
                                            amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                             The curtailment interest on the        2       No commas(,) or dollar signs         11
                                            first curtailment amount, if                   ($)
                                            applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                             The second curtailment amount          2       No commas(,) or dollar signs         11
                                            to be applied.                                 ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                            The curtailment date associated                MM/DD/YYYY                           10
                                            with the second curtailment
                                            amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                             The curtailment interest on the        2       No commas(,) or dollar signs         11
                                            second curtailment amount, if                  ($)
                                            applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                             The third curtailment amount to        2       No commas(,) or dollar signs         11
                                            be applied.                                    ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                            The curtailment date associated                MM/DD/YYYY                           10
                                            with the third curtailment
                                            amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                              The curtailment interest on the        2       No commas(,) or dollar signs         11
                                            third curtailment amount, if                   ($)
                                            applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                                     The loan "paid in full" amount         2       No commas(,) or dollar signs         11
                                            as reported by the Servicer.                   ($)
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                                    The paid in full date as                       MM/DD/YYYY                           10
                                            reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Action Code Key:                      2
ACTION_CODE                                 The standard FNMA numeric code used            15=Bankruptcy, 30=Foreclosure,
                                            to indicate the default/delinquent             , 60=PIF, 63=Substitution,
                                            status of a particular loan.                   65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                                 The amount of the interest             2       No commas(,) or dollar signs         11
                                            adjustment as reported by the                  ($)
                                            Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT                      The Soldier and Sailor                 2       No commas(,) or dollar signs         11
                                            Adjustment                                     ($)
-----------------------------------------------------------------------------------------------------------------------------------


                                            amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                            The Non Recoverable Loan               2       No commas(,) or dollar signs         11
                                            Amount, if applicable.                         ($)
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                               The amount the Servicer is             2       No commas(,) or dollar signs         11
                                            passing as a loss, if                          ($)
                                            applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                          The scheduled outstanding              2       No commas(,) or dollar signs         11
                                            principal amount due at the                    ($)
                                            beginning of the cycle date to
                                            be passed through to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                          The scheduled principal balance        2       No commas(,) or dollar signs         11
                                            due to investors at the end of                 ($)
                                            a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                              The scheduled principal amount         2       No commas(,) or dollar signs         11
                                            as reported by the Servicer for                ($)
                                            the current cycle -- only
                                            applicable for
                                            Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                               The scheduled gross interest           2       No commas(,) or dollar signs         11
                                            amount less the service fee                    ($)
                                            amount for the current cycle as
                                            reported by the Servicer --
                                            only applicable for
                                            Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                               The actual principal amount            2       No commas(,) or dollar signs         11
                                            collected by the Servicer for                  ($)
                                            the current reporting cycle --
                                            only applicable for
                                            Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                                The actual gross interest              2       No commas(,) or dollar signs         11
                                            amount less the service fee                    ($)
                                            amount for the current
                                            reporting cycle as reported by
                                            the Servicer -- only applicable
                                            for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                         The penalty amount received            2       No commas(,) or dollar signs         11
                                            when a borrower prepays on his                 ($)
                                            loan as reported by the
                                            Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED                      The prepayment penalty amount          2       No commas(,) or dollar signs         11
                                            for the loan waived by the                     ($)
                                            servicer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                                    The Effective Payment Date of                  MM/DD/YYYY                           10
                                            the Modification for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                                    The Modification Type.                         Varchar - value can be alpha         30
                                                                                           or
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           numeric
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                      The current outstanding                2       No commas(,) or dollar signs         11
                                            principal and interest advances                ($)
                                            made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (u)

      (v) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
            * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            *     REO repairs > $1500 require explanation
            *     REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further documentation.
      13.   The total of lines 1 through 12.
      (w)   Credits:
      14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
            *     Copy of EOB for any MI or gov't guarantee
            *     All other credits need to be clearly defined on the 332 form
      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

        Prepared by:  __________________                Date:  _______________
        Phone:  ______________________     Email Address:_____________________

----------------------    -----------------------   ------------------------
Servicer Loan No.         Servicer Name             Servicer Address

----------------------    -----------------------   ------------------------

        WELLS FARGO BANK, N.A. Loan No._____________________________

        Borrower's Name: ______________________________________________________
        Property Address: _____________________________________________________

        Liquidation Type:  REO Sale    3rd Party Sale   Short Sale   Charge Off

        Was this loan granted a Bankruptcy deficiency or cramdown   Yes     No
        If "Yes", provide deficiency or cramdown amount _______________________

        Liquidation and Acquisition Expenses:
        (1)    Actual Unpaid Principal Balance of Mortgage Loan        $ ______________    (1)
        (2)    Interest accrued at Net Rate                              ________________  (2)
        (3)    Accrued Servicing Fees                                    ________________  (3)
        (4)    Attorney's Fees                                           ________________  (4)
        (5)    Taxes (see page 2)                                        ________________  (5)
        (6)    Property Maintenance                                      ________________  (6)
        (7)    MI/Hazard Insurance Premiums (see page 2)                 ________________  (7)
        (8)    Utility Expenses                                          ________________  (8)
        (9)    Appraisal/BPO                                             ________________  (9)
        (10)   Property Inspections                                      ________________ (10)
        (11)   FC Costs/Other Legal Expenses                             ________________ (11)
        (12)   Other (itemize)                                           ________________ (12)
               Cash for Keys__________________________                   ________________ (12)
               HOA/Condo Fees_______________________                     ________________ (12)
               ______________________________________                    ________________ (12)

               Total Expenses                                           $ _______________ (13)
        Credits:
        (14)   Escrow Balance                                           $ _______________ (14)
        (15)   HIP Refund                                                 _______________ (15)


        (16)   Rental Receipts                                            _______________ (16)
        (17)   Hazard Loss Proceeds                                       _______________ (17)
        (18)   Primary Mortgage Insurance / Gov't Insurance
               HUD Part A                                                 _______________ (18a)
               HUD Part B                                                 _______________ (18b)
        (19)   Pool Insurance Proceeds                                    _______________ (19)
        (20)   Proceeds from Sale of Acquired Property                    _______________ (20)
        (21)   Other (itemize)                                            _______________ (21)
           _________________________________________                      _______________ (21)

           Total Credits                                                $ _______________ (22)
        Total Realized Loss (or Amount of Gain)                         $ _______________ (23)

Escrow Disbursement Detail

----------------------------------------------------------------------------------------------------------------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
----------------------------------------------------------------------------------------------------------------------
























                                  EXHIBIT A-1

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                                 General Servicing Considerations
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)            Policies and procedures are instituted to monitor any                                       X
                         performance or other triggers and events of default
                         in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)           If any material servicing activities are outsourced to third parties, policies              X
                         and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)          Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)           A fidelity bond and errors and omissions policy is in effect on the party                   X
                         participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                         Cash Collection and Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)            Payments on mortgage loans are deposited into the appropriate custodial bank                X
                         accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)           Disbursements made via wire transfer on behalf of an obligor or to an investor              X
                         are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)          Advances of funds or guarantees regarding collections, cash flows or                        X
                         distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)           The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately
                         maintained (e.g., with respect to commingling of cash) as set forth in the                  X
                         transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)            Each custodial account is maintained at a federally insured depository                      X
                         institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)           Unissued checks are safeguarded so as to prevent unauthorized access.                       X
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)          Reconciliations are prepared on a monthly basis for all asset-backed securities             X
                         related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                         agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of
                         days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                         Investor Remittances and Reporting
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)            Reports to investors, including those to be filed with the Commission, are                  X
                         maintained in accordance with the transaction agreements and applicable
                         Commission requirements.   Specifically, such reports (A) are prepared in
                         accordance with timeframes and other terms
                         set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as
                         to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)           Amounts due to investors are allocated and remitted in accordance with                      X
                         timeframes, distribution priority and other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)          Disbursements made to an investor are posted within two business days to the
                         Servicer's investor records, or such other number of days specified in the                  X
                         transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)           Amounts remitted to investors per the investor reports agree with cancelled                 X
                         checks, or other form of payment, or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                         Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)            Collateral or security on mortgage loans is maintained as required by the                   X
                         transaction agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)           Mortgage loan and related documents are safeguarded as required by the                      X
                         transaction agreements
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)          Any additions, removals or substitutions to the asset pool are made, reviewed               X
                         and approved in accordance with any conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)           Payments on mortgage loans, including any payoffs, made in accordance with the              X
                         related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                         accordance with the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)            The Servicer's records regarding the mortgage loans agree with the Servicer's               X
                         records with respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)           Changes with respect to the terms or status of an obligor's mortgage loans                  X
                         (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)          Loss mitigation or recovery actions (e.g., forbearance plans, modifications and             X
                         deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and
                         concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)         Records documenting collection efforts are maintained during the period a                   X
                         mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and
                         describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Servicing Criteria                                                   Applicable
                                                                                                                 Servicing
                                                                                                                  Criteria
-----------------------------------------------------------------------------------------------------------------------------------
        Reference                                            Criteria
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)           Adjustments to interest rates or rates of return for mortgage loans with                    X
                         variable rates are computed based on the related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)            Regarding any funds held in trust for an obligor (such as escrow accounts):  (A)            X
                         such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on
                         such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified
                         in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)           Payments made on behalf of an obligor (such as tax or insurance payments) are               X
                         made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30
                         calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)          Any late payment penalties in connection with any payment to be made on behalf              X
                         of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)         Disbursements made on behalf of an obligor are posted within two business days              X
                         to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)          Delinquencies, charge-offs and uncollectible accounts are recognized and                    X
                         recorded in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)           Any external enhancement or other support, identified in Item 1114(a)(1) through
                         (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------

                                     [MORGAN STANLEY CREDIT CORPORATION]
                                     [NAME OF SUBSERVICER]

                                     Date:
                                           -----------------------------------



                                     By:
                                           -----------------------------------
                                           Name:

                                                            Title:

                                  EXHIBIT B-1

Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-8AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section [7.03(d)][7.03(e)][7.03(g)] of the Purchase Agreement, dated as of November 1, 2005, as amended by the Assignment, Assumption and Recognition Agreement dated as of May 1, 2006 among Morgan Stanley Capital I Inc., as Depositor, Morgan Stanley Credit Corporation, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

      Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                                         [NAME OF PARTY]

                                                         as [role]


                                                         By: __________________

                                                             Name:

                                                             Title:

                                  EXHIBIT C-1

                          FORM OF ANNUAL CERTIFICATION

      Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Morgan
Stanley Credit Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

      (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit 12 to the Purchase Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

      (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

      (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

      (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

      (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                            Date:
                                                     --------------------------

                                            By:
                                                     --------------------------
                                                     Name:

                                                             Title: